SELLERS & ASSOCIATES, P.C.
                         3785 HARRISON BLVD., SUITE 101
                               OGDEN, UTAH 84403
       PHONE 801-621-8128    FAX 801-627-1639    Email SellersAssoc@aol.com




                       CONSENT OF INDEPENDENT ACCOUNTANT




Staruni Corporation
8501 Wilshire Boulevard
Beverly Hills, California


We hereby consent to the use of our audit report as of and for the years ended September 30, 2000 and 1999 dated December 6, 2000 in this registration statement on Form SB-2 for Staruni Corporation.

/s/ Sellers & Associates, P.C.
Sellers & Associates, P.C.

Ogden, Utah
July 25, 2001